Exhibit 10.73

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES
				V	1	3
2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00031		17-Nov-2014	SEE SCHEDULE
6. ISSUED BY	CODE	W911QY	7. ADMINISTERED BY (If other than item 6)	CODE	I W911QY
W6QK ACC-APG NATICK CONTRACTING DIVISION BLDG 1 KANSAS STREET NATICK MA 01760-5011			W6QKACC-APG NATICK 110THOMAS JOHNSON DR SUITE#240 FREDERICK MD 21702

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) TEKMIRA PHARMACEUTICALS CORPORATION				9A. AMENDMENT OF SOLICITATION NO.
8900 GLENLYON PKY SUITE 100 BURNABY V5J 5J8				9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT/ORDER NO. W9113M-10-C-0057
			X	10B. DATED (SEE ITEM 13)
CODE L8144		FACILITY CODE		14-Jul-2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer			☐ is extended ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning _____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) FAR 52.232-22, Limitation of Funds

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:    soconnel15392

A. The purpose of this modification is to add incremental funding as shown in the attached summary of changes.
B. All other terms and conditions of this Contract remain the same and in f ull force and effect.

Except as provided herein, all terms and conditions ofthe document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) SANDRA OCONNELL/ CONTRACT SPECIALIST /GRANTS 0
			TEL:	EMAIL:
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
17-Nov-2014
BY
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

W9113M-10-C-0057
P00031

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION B - SUPPLIES OR SERVICES AND PRICES

SUBCLIN 000803 is added as follows:

ITEM NO            SUPPLIES/SERVICES       QUANTITY            UNIT               UNIT PRICE            AMOUNT
000803                                                                                                        Job                                                     $0.00

Funding for CLIN 0008
COST
FOB: Destination
PURCHASE REQUEST NUMBER: 0010618769
ESTIMATED COST     $0.00

$6,341,423 .32

ACRN AJ
CIN: GFEBS001061876900001

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000803:

INSPECT AT                  INSPECT BY            ACCEPT AT            ACCEPT BY
N/A                                           N/A            N/A                     Government

W9113M-10-C-0057
P00031

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $6,341,423.32 from $44,477,702.92 to $50,819,126.24.

SUBCLIN 000803:
Funding on SUBCLIN 000803 is initiated as follows:

ACRN: AJ
ClN:GFEBS001061876900001
Acctng Data: 097201520160400000265Y0550506255 Increase:$6,341,423.32	A.0011315.4 .1.3.l	6100.9000021001
Total: $6,341,423.32

Cost Code: A5XAH

(End of Summary of Changes)